NCR Voyix | 1 Q3 2023 Segment Results November 9, 2023

NCR Voyix | 2 Notes to Investors FORWARD-LOOKING STATEMENTS. NCR Voyix Corporation (“NCR Voyix” or the “Company”), cautions that comments made during this presentation and in these materials contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “expect,” “target,” “anticipate,” “outlook,” “guidance,” “intend,” “plan,” “confident,” “believe,” “will,” “should,” “would,” “potential,” “positioning,” “proposed,” “planned,” “objective,” “likely,” “could,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions, or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company’s plans, targets, goals, intentions, strategies, prospects, or financial outlook, including modeling considerations, and statements that do not relate to historical or current fact, are examples of forward- looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the future commercial or financial performance of the Company following the spin-off of NCR Atleos; the expected financial performance and growth rates of the Company and its three reporting segments for 2023; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value. Forward-looking statements are based on our current beliefs, expectations, and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company’s control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward-looking statements. There can be no guarantee that NCR Voyix will be able to realize any of the potential strategic benefits or opportunities as a result of the spin-off of NCR Atleos. Neither can there be any guarantee that stockholders will achieve any particular level of stockholder returns. Nor can there be any guarantee that following the separation, NCR Voyix and NCR Atleos will be able to realize any of the potential strategic benefits, synergies or opportunities or that the separation will enhance value for stockholders, or that NCR Voyix will be commercially successful in the future or achieve any particular credit rating or financial results. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K filed on February 27, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K. These materials are dated November 9, 2023, and the Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

NCR Voyix | 3 Notes to Investors SPIN-OFF INFORMATION. On October 16, 2023, we completed the spin-off of NCR Atleos Corporation (“NCR Atleos”), which included our ATM-focused business, including its self-service banking, payments & network and telecommunications and technology businesses. The historical financial results of NCR Atleos are included in our condensed consolidated financial statements for the quarter ended September 30, 2023. Subsequent to the spin-off, and in future filings, the historical results of Atleos will be reflected as discontinued operations in our consolidated financial statements. Accordingly, this presentation does not recast our historic financial results to reflect Atleos as discontinued operations. However, our CY 2023 estimates included in this presentation consist of preliminary estimates of NCR Voyix’s continuing operations and financial results post the classification of the NCR Atleos business as a discontinued operation. SEGMENTS INFORMATION. Following the completion of the spin-off of NCR Atleos, the Company has three reportable segments as identified in these materials -- Retail, Restaurant, and Digital Banking. These segments correspond to the historic Retail, Hospitality and Digital Banking segments of NCR Corporation prior to the spin-off. All costs associated with corporate overhead and other immaterial operating segments will be reported as Corporate/Other and are not reflected in the segment information presented herein. In addition, the NCR Voyix combined segment results presented herein reflect the combined revenue and Adjusted EBITDA of our Retail, Restaurant, and Digital Banking segments but exclude all corporate overhead. All historical NCR Voyix information provided in this presentation has been recast to reflect the revised naming conventions described above and excludes the historical results of the ATM business. The actual historical results of NCR Voyix from continuing operations will differ from the combined segment results presented herein based on the GAAP requirements for reporting discontinued operations and the allocation of corporate overhead. The information presented does not represent a complete pro forma presentation pursuant to applicable SEC rules and regulations. Furthermore, the segment and combined segment information presented herein is not intended to, and does not, reflect the Company’s estimates of the future performance of NCR Voyix excluding the portions of the business that were spun off. NON-GAAP MEASURES. While the Company reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this presentation and in these materials will include or make reference to certain “non-GAAP” measures, including selected measures such as adjusted EBITDA and adjusted EBITDA margin. These measures are included to provide additional useful information regarding the Company’s financial results and are not a substitute for their comparable GAAP measures. NCR Voyix’s definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. Explanations of these non-GAAP measures, as well as a statement of usefulness and purpose of each such measure are included in the accompanying “Supplementary Information” unless noted therein. These presentation materials and the associated remarks made during this presentation are integrally related and are intended to be presented and understood together.

NCR Voyix | 4 Notes to Investors USE OF CERTAIN TERMS. As used in these materials: The term “recurring revenue” includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, cloud revenue, payment processing revenue, and certain professional services arrangements, as well as term- based software license arrangements that include customer termination rights; The term “annual recurring revenue” or “ARR” is recurring revenue, excluding software licenses sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights; The term “ARPU” means average recurring revenue per unit.

NCR Voyix | 5 Overview David Wilkinson, CEO

NCR Voyix | 6 Successful Spin Off Completed to Enable Value Creation Successfully Finalized Spin-Off October 16th; “VYX” and “NATL” began trading on NYSE October 17th

NCR Voyix At-a-Glance[1] (NYSE: VYX)

~$3.8B Total Revenue	~$2.1B Recurring Revenue	~$2.5B Software and Services Revenue	~17% Adjusted EBITDA Margin	16,000+ employees across 35 countries

#1 Provider of self-checkout[2]

Retail

#1 Provider of POS software[2]

Retail & **Restaurants**

#1 User footprint among independent digital banking providers[3]

Digital Banking

Revenue Composition



2%
15%
24%
59%
Retail
Restaurant
Digital
Other

Global Composition



7%
9%
15%
69%
US
EMEA
APAC
Americas (excl. US)

Market-Leading Software and Services Business with Large, Profitable Recurring Revenue Streams

[1] All values presented are CY 2023E, adjusted to exclude: (i) legacy NCR Atleos business for all of 2023 and (ii) full year revenue related to other assets divested in Q4 2023.
[2] Source: RBR Data Services, a division of Datos Insights, Global POS Software 2023 report.
[3] Ranking as of Q2 2023 public filings by NCR, Q2 (QTWO), and Alkami (ALKT).

NCR VOYIX | 7

NCR Voyix | 8 Our Growth Algorithm Poised for a New Era of Revenue Growth and Margin Expansion $220B (IT Spend) Drive Revenue and ARPU Expansion • Deliver end-to-end platform services to drive growth with existing customers • Become one-stop-shop for all “run-the-store” technology $220B (IT Spend) Generate Improved Profitability • Deliver value-added services with operational capabilities and high gross margins • Drive continued efficiency throughout the organization $220B (IT Spend) Capitalize on Secular Growth Trends • Drive new customer sign-ups and capture greater market share as tech spend increases • Pursue ongoing customer conversion to platform-based solutions Grow with the Market Monetize the Base Expand Adj. EBITDA Margins

NCR Voyix | 9 Q3 2023 Customer and NCR Voyix Highlights Restaurant • Existing 15-year customer with 1,000+ locations • Signed 3-year SaaS contract • Connecting to platform alleviated pain points and costs • Added VYX payments processing • 34 sites focused on delivering “made from scratch” culinary experiences Digital Banking • 5 new customer deals; 21 renewals • Strong cross-sell / upsell momentum • In October, VYX hosted digital banking conference, “Accelerate”; 900 attendees consisting of customers / prospects, garnered high interest in products and high-volume orders Retail • Implemented self check-out • Converting Point of Sale and Self-Checkout software to subscription across 2,000 lanes • Adding platform capability to drive valuable store insights with VYX analytics package

NCR Voyix | 10 Financial Overview Brian Webb-Walsh, CFO

NCR Voyix | 11 $950 $953 $911 $951 $953 $2,774 $2,815 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 Revenue ($M) $239 $224 $199 $236 $249 $609 $684 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 Q3 2023 and YTD NCR Voyix Combined Segment Results1 Revenue and Adjusted EBITDA 25.2% 23.5% 21.8% 24.8% 21.9% 24.3% 26.1% Adjusted EBITDA ($M) / Margin (%) Flat CC Y/Y 2% CC Y/Y 2% CC Y/Y 13% CC Y/Y Q3 Highlights • SaaS-based model drives increasing recurring revenue and consistency • Rollout of additional services to platform customers • Significant ARPU expansion • Disciplined cost management 1 The presented combined segment information includes the Company’s Retail, Restaurant and Digital Banking segments and excludes corporate costs. See the Note "Segments Information" on Slide 3 for more information.

NCR Voyix | 12 $950 $953 $911 $951 $953 52.9% 53.9% 56.1% 55.2% 56.3% Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Recurring and All Other Revenue ($M) Q3 2023 NCR Voyix Combined Segment Results1 Revenue Flat CC Y/Y Recurring Revenue % of Total Revenue $503 $514 $511 $525 $537 $447 $439 $400 $426 $416 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Total Segment Revenue ($M) 7% CC Y/Y (8%) CC Y/Y 72% 28% Software & Services Hardware 60%25% 15% Retail Digital Banking Restaurants Recurring Revenue All Other Revenue 1 The presented combined segment information includes the Company’s Retail, Restaurant and Digital Banking segments and excludes corporate costs. See the Note "Segments Information" on Slide 3 for more information.

NCR Voyix | 13 Recurring Revenue ($M) Q3 2023 Retail Segment Results1 $128 $116 $97 $123 $132 $299 $352 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 20.2% 17.6% 12.5 15.1 21.8 23.4 27.3 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Platform Sites (000) 21.4% 23.2% 20.8% $1,017 $1,042 $1,017 $1,049 $1,053 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 17.8% 22.3% Adjusted EBITDA ($M) / Margin (%) 4% Y/Y 21% CC Y/Y (1%) CC Y/Y $257 $264 $253 $262 $265 $767 $780 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 $575 $575 $552 $576 $568 $1,683 $1,696 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 Retail Revenue ($M) (2%) CC Y/Y 118% Y/Y 2% CC Y/Y 3% CC Y/Y 3% CC Y/Y ARR ($M) 1 The presented segment information presents information solely for the Company’s Retail segment and excludes corporate costs. See the Note "Segments Information" on Slide 3 for more information.

NCR Voyix | 14 4.5 4.9 5.3 5.8 6.3 28.9 29.4 30.5 30.5 30.9 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Platform Sites Payment Sites (000) $125 $128 $136 $138 $140 $375 $414 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 Recurring Revenue ($M) Q3 2023 Restaurant Segment Results1 $51 $54 $53 $60 $59 $138 $172 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 22.6% 23.8% 25.5% 24.8% 24.7% $510 $510 $542 $551 $560 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 20.1% 21.4% Adjusted EBITDA ($M) / Margin (%) 10% Y/Y 12% CC Y/Y 10% CC Y/Y 24% CC Y/Y 16% CC Y/Y 7% Y/Y 41% Y/Y $238 $239 $223 $235 $238 $687 $696 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 Restaurants Revenue ($M) Flat CC Y/Y 1% CC Y/Y ARR ($M) 1 The presented segment information presents information solely for the Company’s Restaurant segment and excludes corporate costs. See the Note "Segments Information" on Slide 3 for more information.

NCR Voyix | 15 $477 $481 $493 $508 $520 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 $121 $122 $122 $125 $132 $356 $379 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 Recurring Revenue ($M) $60 $54 $49 $53 $58 $172 $160 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 38.8% 36.0% 18.8 18.9 19.1 19.2 19.3 26.6 26.9 27.3 27.7 28.0 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 37.9% 39.5% 37.8%42.6% 43.8% Adjusted EBITDA ($M) / Margin (%) 9% Y/Y 9% CC Y/Y 6% CC Y/Y (7%) CC Y/Y (3%) CC Y/Y 3% Y/Y Registered Users Active Users (M) 5% Y/Y Q3 2023 Digital Banking Segment Results1 $137 $139 $136 $140 $147 $404 $423 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 YTD 2022 YTD 2023 Digital Banking Revenue ($M) 5% CC Y/Y 7% CC Y/Y 1 The presented segment information presents information solely for the Company’s Digital Banking segment and excludes corporate costs. See the Note "Segments Information" on Slide 3 for more information. ARR ($M)

NCR Voyix | 16 Leading global provider of digital commerce solutions for Retail, Restaurant, and Digital Banking industries with a large installed base and right to win Shifting the economics of our business by converting customers to our platform and expanding services we provide Capturing significant market opportunity driven by market growth, secular trends, and ability to add new customers Streamlining organization with enhanced strategic focus and nimble operating model to expand margins and accelerate profitable growth 2 1 3 4 Compelling Investment Thesis

NCR Voyix | 17 Appendix Supplementary Information

NCR Voyix | 18 Non-GAAP Measures: While NCR Voyix reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding NCR Voyix’s financial results and are not a substitute for their comparable GAAP measures. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA) NCR Voyix determines Adjusted EBITDA for a given period based on its GAAP net income from continuing operations plus interest expense, net; plus income tax expense (benefit); plus pension mark-to-market adjustments; plus depreciation and amortization; plus stock-based compensation expense; and other special items, including amortization of acquisition-related intangibles, separation-related costs, cyber ransomware incident recovery costs, and transformation and restructuring charges (which includes integration, severance and other exit and disposal costs), among others. The historical financial information and any forecasted financial information included in this presentation were determined based on the Retail, Restaurant, and Digital Banking segment results including an estimate of corporate costs, perimeter adjustments as well as the impact from commercial agreements between NCR Voyix and NCR Atleos. The actual historical results may differ from the periods presented based on the GAAP requirements for reporting discontinued operations. NCR Voyix uses Adjusted EBITDA to evaluate and measure the ongoing performance of its business segments. NCR Voyix also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR Voyix believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company’s ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions, and other investments, and excludes certain items whose fluctuation from period to period do not necessarily correspond to changes in the operations of our business segments. In addition, we believe Adjusted EBITDA is useful to investors because it and similar measures are commonly used by industry analysts, investors, and lenders to assess the financial performance of companies in our industry. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue.

NCR Voyix | 19 Non-GAAP Measures (continued): Non-GAAP Reconciliations: Reconciliations of non-GAAP measures used in this presentation to their directly comparable GAAP measures are included in Exhibit 99.2 of the Current Report on Form 8-K furnished on November 9, 2023 and made available on the Investor Relations page of the Company’s website at ncrvoyix.com. With respect to our preliminary estimated current year 2023 Adjusted EBITDA and Adjusted EBITDA margin estimates, we are not providing a reconciliation to GAAP net income because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income from continuing operations without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, GAAP net income. In addition, we are still assessing our post-spin GAAP net income from continuing operations for historical periods because the evaluation of the impact to our financial statements of the classification of the ATM business as a discontinued operation following the planned spin-off is ongoing.